Financial Income, net	12 Months Ended
Dec. 31, 2022
Financial Income, net.
Financial Income, net

13.  Financial Income, net

	Year Ended December 31,
	2020	2021	2022
	US$	US$	US$
Interest income and investment income, net (1)	3,073	8,119	20,731
Gain on disposal of long-term investment	147	—	—
Realized gain of bridge loan conversion to investment	—	1,218	—
Fair value change of short-term investments	—	(1,998)	(2,056)
Fair value change of long-term investments	—	(53)	(129)
Total financial income, net	3,220	7,286	18,546
(1)

Interest income and investment income, net included interest income and investment income of US$3,073, US$8,045 and US$22,898, as well as investment gain from forward exchange contracts of nil, US$74 and investment loss from forward exchange contracts of US$2,167, for the years ended December 31, 2020, 2021 and 2022, respectively.